Inland American

INLAND® REAL ESTATE TRUST, INC.

SUPER TARGET
KROGER
ROSS
Publix
TARGET
TJ-maxx
STONE RIDGE
BED BATH & BEYOND
buybuy BABY
KIRKLAND'S HOME

Financial Update & Estimated Share Price Presentation Exhibit 99.1

Forward-Looking Statements
This presentation contains “forward-looking statements,” which are not historical facts, within the meaning of the Private Securities Litigation Reform Act of 1995. We intend that these forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. These statements include statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, including certain events for which the timing and occurrence thereof require Board approval. Our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “should,” “expect,” “intend,” “plan,” “goal,”
“seek,” “anticipate,” “believe,” “estimate,” “predict,” “variables,” “potential,” “continue,” “expand,” “maintain,” “create,” “strategies,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. These forward-looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward-looking statements. Factors that may cause actual results to differ materially from current expectations are outlined more particularly in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2012 and any subsequent Quarterly Reports on
Form 10-Q or Current Reports on Form 8-K, which filings are available from the SEC. These factors include, but are not limited to:
• financial market disruptions current and future economic conditions could adversely affect our ability to refinance or secure additional debt financing at attractive terms as well as the values of our investments;
• our ongoing strategy involves the disposition of properties; however, we may be unable to sell a property at acceptable terms and conditions, if at all.  Our strategy also depends on future acquisitions, and we may not be successful in identifying and consummating these transactions;
• our ability to successfully close certain sale transactions and receive related proceeds is subject to a number of conditions outside our control, which may not be satisfied;
• there is no assurance that we will be able to continue paying cash distributions or that distributions will increase over time;
• an ongoing investigation by the SEC and the receipt of a derivative demand by stockholders to conduct investigations and a lawsuit related to the derivative demand.  The SEC’s investigation, the derivative demand, or both could have a material adverse impact on our business;
• funding distributions from sources other than cash flow from operating activities may negatively impact our ability to sustain or pay distributions and will result in us having less cash available for other uses;
• there is no established public market for our shares, and stockholders may not be able to sell their shares, including through our share repurchase program;
• increasing vacancy rates for certain classes of real estate assets and possible disruption in the financial markets could adversely affect the value of our assets;
• we may suffer adverse consequences due to the financial difficulties, bankruptcy or insolvency of our tenants;
• our investments in equity and debt securities have materially impacted, and may in the future, materially impact our results;
• the financial covenants under our credit agreement may restrict our ability to make distributions and our operating and acquisition activities;
• our borrowings may reduce the funds available for distribution and increase the risk of loss since defaults may cause us to lose the properties securing the loans;
• two tenants generated a significant portion of our revenue, and rental payment defaults by these significant tenants could adversely affect our results of operations;
• we are subject to conflicts of interest with affiliates of our sponsor, which may affect our acquisition of properties and financial performance;
• The estimated value of our common stock is based on a number of assumptions and estimates that may not be accurate or complete and is also subject to a number of limitations;
• we rely on our business manager and property managers to manage our business and assets, and pay significant fees to these parties; and
• if we fail to qualify as a REIT, our operations and distributions to stockholders will be adversely affected.
We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.
This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by a prospectus which has been filed or registered with appropriate state and federal regulatory agencies.  The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland American by the companies. Furthermore, none of these companies are affiliated with
Inland American in any manner.

2013 Accomplishments
•
Announced a transaction to sell $2.1 billion of our net lease assets
•
Sold an apartment portfolio for $460 million
•
Formed a new $600 million joint venture with PGGM, a highly
respected Dutch pension fund
•
Completed more than $1.2 billion in acquisitions, including 14 lodging properties, 3 student housing assets and 4 multi-tenant retail centers

2013 Accomplishments
•
Closed on a new $500 million credit facility
•
Proposed important charter changes to give us a greater ability to execute on our long-term strategy.
WE DID ALL THIS WHILE
•
Minimized earnings dilution
•
Maintained our annualized distribution rate
•
Slightly increased the share value

Quick Financial Update
Up 4.3% for the first 9 months of 2013
Same-Store NOI Growth FFO for First 9 Months - $0.39 per share
0.1%
8.6%
4.9%
4.3%
-6%
-2%
2%
6%
10%
Retail Lodging Student
Housing
Non-Core Total
$350,521
$345,669
$300,000
$320,000
$340,000
$360,000
YTD 2013 YTD 2012
FFO in ‘000s
-5.1%

Quick Financial Update
•
Total Cash = $384 million
(as of 9/30/13)
•
$4.8 billion of debt with a 45%* leverage ratio (as of 9/30/13)
•
Distributions Declared (as of 9/30/13)
* Based on line of credit covenants.
1 – From August 2005 to April 2009
$336 million 2013 YTD
$2.7 billion paid since inception
As of Dec. 2013, Inland American investors have received between $2.33 and $4.42
1
per share in distributions, depending on the timing of their investment

New Estimated Per Share Valuation Details
•
The Audit Committee of independent directors engaged Real Globe, an independent third party real estate advisory firm.
•
Real Globe valued each of our real estate assets based on a discounted cash flow analysis.  The per share value estimate was arrived at by using the NAV method.
•
The NAV method:
Aggregates a value range of each of our real estate assets
Subtracts the debt including any fair market adjustments
And then divides the outcome by the total number of our common shares outstanding
•
The audit committee received both Real Globe’s report and recommendation as well as a report and recommendation from the business manager and on
December 19, 2013 unanimously recommended to the board a new estimated per share value of $6.94 per share.

FAQ #1
With the significant portfolio changes this
year, a comparison of the 2013 estimated
share value to the 2012 estimated share
value may be difficult, but can you
provide a same-store comparison?

Significant Variances Between 2012 & 2013 NAV
•
Our same-store property values increased approximately
3.5% in the aggregate over last year.
•
This increase was offset by
Transaction costs from our $1.8 billion in sales through 9/30/13
A downward adjustment in the fair value of our debt
An increase in the number of shares outstanding.
No disposition or acquisition fees were paid to any affiliates of the Inland
American Business Manager for the transactions completed in 2013

10 FAQ #2 How does your estimated valuation compare with the share price performance of traded REITs?

Differences Between Traded REIT Pricing & NAV
•
Traded REITs can trade above or below their NAV
•
Traded REIT indexes traded flat to slightly down this year
•
We do not believe the comparison is relevant
•
Our NAV did not give any weight to the relationship between the
NAV of traded REITs and their trading price
•
We did not attempt to quantify how that relationship may have impacted our estimated share value.
•
The NAV method does not factor in any premium or discount
that may exist for the size of our portfolio or the enterprise value of the entire REIT, if listed on a national securities exchange.

12 FAQ #3 Why did Inland American use the NAV method?

Valuation Guidelines
•
Our audit committee, our entire board and Real Globe all
followed the most recently published industry guidelines by the
IPA
•
Those guidelines suggest that non-listed REITs use an
independent, third party to value our assets and that the
estimated per share value be based on the NAV method
•
Third party determines a range of values resulting from its
analysis
•
The NAV method is currently the most commonly used
valuation method for the non-listed REIT industry.

14 FAQ #4 How is the value going to increase in the future?

Long-Term Strategy Fueling Increased Value
•
New estimated share value remained relatively flat vs. 2012
•
Management believes our recent 2013 acquisitions and long-
term strategy will have a more positive impact on this value in the future.
By concentrating our assets in student housing, lodging and multi-tenant retail, we believe we will:
o
Capture rent increases
o
Future property appreciation
o
Allows us to further focus our evaluation of possible liquidity events.

16 For More Information Review our Form 8-K filed on December 27, 2013, available on our website - inlandamerican.com or Please feel free to contact our Investor Services team at 800.826.8228

FFO Reconciliation Slide
In Millions
9/30/2013 9/30/2012
Net income (loss) attributable to the Company 209,265 (65,771)
Add:
Depreciation and amortization related to investment properties and investment in unconsolidated entities 323,446 365,800
Provision for asset impairment reflected in continuing and discontinued operations 229,486 66,888
Impairment, loss and (gain) of investment in unconsolidated entities, net 6,039 5,756
Impairment, loss and (gain) of investment property reflected in equtiy in earnings of unconsolidated entities, net (2,792) (1,928)
Gaon on sale of property reflected in net income attributed to noncontrolling interest - 4,601
Less:
Gains from property sales and transfer of assets 414,923 29,677
Funds from Operations 350,521 345,669
Weighted Average Shares Outstanding 897,300,455 877,280,730
Nine months ended